EXECUTION COPY NINTH AMENDMENT TO CREDIT AGREEMENT This Ninth Amendment to Credit Agreement (this “Amendment”) is made as of August 8, 2025, by and among: BABCOCK & WILCOX ENTERPRISES, INC., a Delaware corporation (the “Borrower”); the Persons named on Schedule I hereto (individually, a “Guarantor”, and collectively, the “Guarantors”; the Guarantors, together with the Borrower, are hereinafter referred to individually as a “Loan Party” and collectively as the “Loan Parties”); the LENDERS party hereto; and AXOS BANK, as Administrative Agent; in consideration of the mutual covenants herein contained and benefits to be derived herefrom. W I T N E S S E T H: WHEREAS, reference is made to that certain Credit Agreement, dated as of January 18, 2024 (as amended, modified, extended, restated, renewed, replaced, or supplemented from time to time, the “Credit Agreement”), by, among others, the Borrower, the Guarantors, the Lenders party thereto from time to time, and Axos Bank, as Administrative Agent; WHEREAS, the Borrowers and the Guarantors have requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement to, among other things, (i) temporarily increase the amounts available to be borrowed based on Inventory, and (ii) modify certain other terms of the Credit Agreement; and NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Amendment, and for good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agree as hereinafter provided: 1. Defined Terms. Capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in the Credit Agreement unless otherwise defined herein. 2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows: (a) By amending Section 1.01 (Defined Terms) thereof as follows: (i) By amending the definition of “Consolidated Adjusted EBITDA” therein by deleting the word “and” from the end of sub-clause (xv) of clause (b) thereof, re- numbering sub-clause (xvi) thereof as sub-clause (xvii), and inserting the following new sub-clause (xvi) therein: “(xvi) the amount of losses directly attributable to the discontinuance of the operations of Babcock & Wilcox A/S to the extent such losses were incurred by the Borrower or any Subsidiary (A) during the Borrower’s fiscal quarter ended March 31, 2025 and not in excess of $4,773,000 (which losses may be added back to Consolidated Net Income up to such amount with respect to each Measurement Period that includes such fiscal quarter) or (B) during the Borrower’s fiscal quarter ending June 30, 2025 and not in excess of $12,282,000

2 (which losses may be added back to Consolidated Net Income up to such amount with respect to each Measurement Period that includes such fiscal quarter); and” (ii) By amending and restating the definition of “Consolidated Fixed Charge Coverage Ratio” therein to read in its entirety as follows: “ “Consolidated Fixed Charge Coverage Ratio” means, with respect to the Loan Parties on a Consolidated basis for any applicable fiscal measurement period, the ratio of (a) the result of (i) Consolidated Adjusted EBITDA for such period, minus (ii) Unfunded Capital Expenditures made during such period (other than Permitted Unfunded BrightLoop Massillon Capital Expenditures made during such period), minus (iii) distributions and dividends (including any Restricted Payments permitted hereunder) made during such period, minus (iv) cash taxes paid during such period, to (b) the amount of all Debt Payments for such period.” (iii) By amending the definition of “Consolidated Funded Indebtedness” therein by amending and restating clause (a) thereof to read in its entirety as follows: “(a) the outstanding principal amount of all obligations, whether current or long- term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments; provided, that there shall be excluded from this clause (a) the outstanding principal amount of the February 2026 Unsecured Notes to the extent the Loan Parties then maintain in the Unsecured Notes Deposit Account the Minimum February 2026 Unsecured Notes Amount in respect of such February 2026 Unsecured Notes;” (iv) By amending the definition of “Eligible Cash on Hand” therein by amending and restating the last sentence thereof to read in its entirety as follows: “Notwithstanding anything to the contrary, Eligible Cash on Hand shall not include Specified Cash Collateral, Cash Collateral or any cash or Cash Equivalents maintained in the Unsecured Notes Deposit Account.” (v) By amending and restating the definition of “Fee Letter” therein to read in its entirety as follows: “ “Fee Letter” means, collectively, (i) the letter agreement, dated as of the Closing Date, between the Borrower and the Administrative Agent, (ii) the letter agreement, dated as of the First Amendment Effective Date, between the Borrower and the Administrative Agent, (iii) the letter agreement, dated as of the Fourth Amendment Effective Date, between the Borrower and the Administrative Agent, (iv) the letter agreement, dated as of the Fifth Amendment Effective Date, between the Borrower and the Administrative Agent, (v) the letter agreement, dated as of the Sixth Amendment Effective Date, between the Borrower and the Administrative Agent, (vi) the letter agreement, dated as of the Seventh Amendment Effective Date, between the Borrower and the Administrative Agent, (vii) the letter agreement, dated as of the Eighth Amendment Effective Date, between the Borrower and the Administrative Agent, and (viii) the letter

3 agreement, dated as of the Ninth Amendment Effective Date, between the Borrower and the Administrative Agent.” (vi) By amending and restating the definition of “Liquidity” therein to read in its entirety as follows: “ “Liquidity” means, as of any date, the aggregate amount equal to the sum of (x) Availability as of such date and (y) unrestricted cash and Cash Equivalents (excluding, for the avoidance of doubt, Eligible Cash on Hand, Cash Collateral, Specified Cash Collateral and any cash or Cash Equivalents maintained in the Unsecured Notes Deposit Account) on the Consolidated balance sheet of the Loan Parties on a Consolidated basis as of such date.” (vii) By amending and restating the definition of “Maturity Date” therein to read in its entirety as follows: “ “Maturity Date” means January 18, 2027; provided that if as of November 30, 2026, the Indebtedness under any of the Unsecured Notes described in clause (y) of such definition has not been either (i) repaid, defeased, or otherwise satisfied in full or (ii) refinanced pursuant to a Permitted Refinancing or otherwise pursuant to a refinancing as to which the Administrative Agent has provided its prior written consent, or the maturity date of all of such Unsecured Notes has not been otherwise extended to a date on or after July 18, 2027, in each case on terms reasonably satisfactory to the Administrative Agent, then “Maturity Date” means November 30, 2026.” (viii) By amending the definition of “Total Net Leverage Ratio” therein by amending and restating the parenthetical in clause (a)(ii) thereof to read in its entirety as follows: “(excluding, for the avoidance of doubt, Eligible Cash on Hand, Cash Collateral, Specified Cash Collateral and any cash or Cash Equivalents maintained in the Unsecured Notes Deposit Account)” (ix) By amending and restating the definition of “Unfunded Capital Expenditures” therein to read in its entirety as follows: “ “Unfunded Capital Expenditures” means, as to the Borrower or any Subsidiary, without duplication, a Capital Expenditure funded (a) from such Person’s internally generated cash flow, (b) with the proceeds of a Loan, or (c) to the extent the Administrative Agent has provided its prior written consent, with the Net Cash Proceeds of a Disposition permitted by Section 7.05 or of a Debt Issuance (in each case, to the extent such proceeds are not required to be applied to the Obligations).” (x) By adding the following new definitions thereto in appropriate alphabetical order: “ “February 2026 Unsecured Notes” means the Unsecured Notes described in clause (x) of such definition.”

4 “ “Funded Capital Expenditures” means Capital Expenditures that are not Unfunded Capital Expenditures.” “ “Minimum February 2026 Unsecured Notes Amount” has the meaning specified in Section 6.22.” “ “Ninth Amendment Effective Date” means August 8, 2025.” “ “Permitted Unfunded BrightLoop Massillon Capital Expenditures” means Capital Expenditures related exclusively to the Massillon BrightLoop Project and not exceeding (i) in any fiscal quarter, in an aggregate amount for all Loan Parties and their Subsidiaries, $15,000,000, (ii) in any fiscal year, in an aggregate amount for all Loan Parties and their Subsidiaries, $40,000,000, and (iii) from and after the Ninth Amendment Effective Date, in an aggregate amount for all Loan Parties and their Subsidiaries, $40,000,000. “ “Unsecured Notes Deposit Account” has the meaning specified in Section 6.22.” (b) By amending Article VI (Affirmative Covenants) thereof by adding the following new Section 6.22 (Unsecured Notes) at the end thereof: “6.22 Unsecured Notes. (a) At all times from and after the Ninth Amendment Effective Date and until the date on which the Unsecured Notes Deposit Account has been opened in accordance with the first sentence of clause (b) below and such amounts have been transferred to the Unsecured Notes Deposit Account, maintain in B&WC’s operating account number x6015 (the “B&WC Operating Account”) at least amounts necessary to repay, defease and satisfy in full all of the February 2026 Unsecured Notes (including, for the avoidance of doubt, all principal, interest, fees and other amounts in respect thereof) (such amount, the “Minimum February 2026 Unsecured Notes Amount”), and not use such funds except to (i) repay, defease and satisfy the February 20206 Unsecured Notes, or (ii) prepay the Revolving Loans in whole or in part in accordance with Section 2.05(a)(i); provided, that (x) the amount withdrawn for purposes described in the foregoing clause (ii) shall not exceed $10,000,000 in the aggregate from and after the Ninth Amendment Effective Date, and (y) contemporaneously with the withdrawal of any amount for purposes described in the foregoing clause (ii), the Administrative Agent shall establish a Reserve in a like amount. The permitted uses of the Minimum February 2026 Unsecured Notes Amount described in the foregoing sentence are referred to herein as the “Permitted Withdrawal Uses”. (b) Within fifteen (15) days following the Ninth Amendment Effective Date (or such later date as the Administrative Agent may agree in its discretion), open a new restricted deposit account with Axos Bank, which account (the “Unsecured Notes Deposit Account”) shall hold only the Minimum February 2026 Unsecured Notes Amount. At all times from and after the date on which the Unsecured Notes Deposit Account has been opened in accordance with the immediately preceding sentence, the Loan Parties shall maintain in the Unsecured Notes Deposit Account the Minimum February 2026 Unsecured Notes Amount, as such amount may be reduced by up to $10,000,000 in

5 accordance with the foregoing clause (a) (including, without limitation, the establishment of the Reserve described in such clause (a)). The Loan Parties shall provide written notice to the Administrative Agent at least one (1) Business Day in advance of each date on which the Loan Parties request the withdrawal of funds from the Unsecured Notes Deposit Account. Following receipt of such written notice from the Loan Parties, if the Withdrawal Conditions are then satisfied, the Administrative Agent shall release the funds so requested from the Unsecured Notes Deposit Account on such withdrawal date by (i) crediting B&WC Operating Account with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with written instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided, that if an Event of Default has occurred and is then continuing, the Administrative Agent, if it so elects, may instead apply such released funds to the Revolving Loans up to an amount equal to the difference between the then Outstanding Amount of Revolving Loans and the amount of Specified Cash Collateral then maintained in the Specified Cash Collateral Account. As used herein, “Withdrawal Conditions” means, at the time of determination with respect to any request of the Borrower to withdraw funds from the Unsecured Notes Deposit Account, that (1) the Administrative Agent shall have received the written report required to be delivered pursuant to Section 6.22(c)(iii) in connection with such request, (2) the Borrower shall not have made more than one other such request during the immediately preceding seven (7) days, (3) a Reserve shall have been established in accordance with the last sentence of Section 6.22(a) to the extent applicable, (4) the requested date of withdrawal shall be a Business Day, and (5) the funds so withdrawn shall be used reasonably contemporaneously with such withdrawal and solely for the Permitted Withdrawal Uses. (c) Deliver to the Administrative Agent a written report describing in reasonable detail the amount of Unsecured Notes repurchased, the price at which such Unsecured Notes were repurchased, and the remaining balance of Unsecured Notes not yet repurchased, in each case since the date of the last such report (or, in the case of the first such report, since the Ninth Amendment Effective Date), which report shall be in form and substance reasonably satisfactory to the Administrative Agent and delivered (i) concurrently with the delivery of the financial statements referred to in Section 6.01(c), (ii) at least one (1) Business Day prior to each date on which the Loan Parties request the withdrawal of funds from the Unsecured Notes Deposit Account, and (iii) promptly upon the Administrative Agent’s reasonable request. (d) On or before November 28, 2025 and in accordance with Section 3.03 of the Unsecured Notes Indenture described in clause (w) of such definition, deliver a notice of redemption to each holder of the February 2026 Unsecured Notes, with the redemption date set forth therein to be no later than December 31, 2025. (e) On or before December 31, 2025, cause the February 2026 Unsecured Notes to be repaid and satisfied in full (i) with the funds maintained in the Unsecured Notes Deposit Account in accordance with the terms hereof, or (ii) otherwise in a manner reasonably satisfactory to the Administrative Agent.” (c) By amending Section 7.02 (Indebtedness) thereof by amending and restating clause (c) thereof to read in its entirety as follows:

6 “(c) Indebtedness in respect of Capitalized Leases, Synthetic Lease Obligations and purchase money obligations (including any Permitted Refinancings thereof) for fixed or capital assets within the limitations set forth in Section 7.01(j); provided, however, that the aggregate principal amount of all such Indebtedness at any one time outstanding shall not exceed (i) to the extent constituting a BrightLoop Financing, the amount set forth on the BrightLoop Schedule with respect to such BrightLoop Financing, (ii) to the extent constituting Indebtedness in respect of Funded Capital Expenditures related exclusively to the Massillon BrightLoop Project, amounts permitted pursuant to Section 7.11(c)(3) hereof, and (iii) otherwise, $5,000,000;” (d) By amending Section 7.11 (Financial Covenants) thereof by amending and restating clauses (a) and (c) thereof to read in their entirety as follows: “(a) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio, as of the end of each fiscal quarter (commencing with the fiscal quarter ending March 31, 2024) and calculated for the Measurement Period ending as of the end of such fiscal quarter, to be less than 1.00 to 1.00. (c) Capital Expenditures. Contract for, purchase or make any expenditure or commitments for Capital Expenditures incurred to renew, replace, rehabilitate, refurbish, restore or maintain the long-term useful life of property, plant and equipment of the Borrower and its Subsidiaries (excluding (A) any expenditures for replacements and substitutions for fixed assets, capital assets or equipment to the extent made with the proceeds of insurance to repair replace any such assets or equipment that were lost, damaged or destroyed from a casualty or condemnation event and (B) Capital Expenditures relating to enterprise resource planning implementation and Capital Expenditures related to Acquisitions and other “growth” Capital Expenditures) in excess of (1) in any fiscal year in an aggregate amount for all Loan Parties and their Subsidiaries, to the extent constituting Capital Expenditures not related exclusively to the Massillon BrightLoop Project, the greater of (i) $7,500,000, and (ii) 12% of Consolidated Adjusted EBITDA for the Loan Parties on a Consolidated basis for the immediately preceding fiscal year, (2) to the extent constituting Unfunded Capital Expenditures related exclusively to the Massillon BrightLoop Project, such amounts for such periods as are described in the definition of Permitted Unfunded BrightLoop Massillon Capital Expenditures, and (3) to the extent constituting Funded Capital Expenditures related exclusively to the Massillon BrightLoop Project, the aggregate amount for all Loan Parties and their Subsidiaries from and after the Ninth Amendment Effective Date, $25,000,000.” (e) By amending Section 8.01 (Events of Default) thereof by adding “6.22,” immediately following “6.14,” therein. 3. Ratification of Loan Documents. Except as otherwise expressly provided herein, all terms and conditions of the Credit Agreement, the Collateral Documents and the other Loan Documents remain in full force and effect. The Loan Parties hereby ratify, confirm, and reaffirm that all representations and warranties of the Loan Parties contained in the Credit Agreement, the Collateral Documents and each other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that (x) such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects on and as of such earlier date, or (y) such representations and warranties contain a materiality

7 qualification, in which case they are true and correct in all respects. The Guarantors hereby acknowledge, confirm and agree that the Guaranteed Obligations of the Guarantors under the Guaranty include, without limitation, all Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, as such Obligations have been amended pursuant to this Amendment. The Loan Parties hereby acknowledge, confirm and agree that the Collateral Documents and any and all Collateral previously pledged to the Administrative Agent, for the benefit of the Secured Parties, pursuant thereto, shall continue to secure all applicable Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents. 4. Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Administrative Agent: (a) The Administrative Agent shall have received (i) counterparts of this Amendment duly executed and delivered by each of the parties hereto (including, without limitation, the Lenders), (ii) counterparts of the Fee Letter described in clause (vii) of the definition thereof (as amended hereby), duly executed and delivered by each of the parties hereto, and (iii) each of the other documents, instruments, agreements and deliverables identified on a schedule previously delivered to the Borrower, each in form and substance reasonably satisfactory to the Administrative Agent and, where necessary, duly executed and delivered by each of the parties thereto (together with this Amendment, collectively, the “Ninth Amendment Closing Documents”). (b) All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment and the documents, instruments and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Administrative Agent shall have been provided to the Administrative Agent. (c) Since December 31, 2024, there shall not have occurred any event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. (d) Upon the reasonable request of any Lender, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti- money-laundering rules and regulations, including, without limitation, the Patriot Act and Canadian AML Legislation, and any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party. (e) The Administrative Agent shall have received evidence that all members, boards of directors, governmental, shareholder and material third party consents and approvals necessary in connection with the execution, delivery and performance by any Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party have been obtained. (f) The Administrative Agent and the Lenders shall have received payment for all fees and expenses owing pursuant to Section 11.04 of the Credit Agreement.

8 (g) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing. (h) The Administrative Agent shall have received such additional documents, instruments, and agreements as the Administrative Agent may reasonably request in connection with the transactions contemplated hereby. 5. Representations and Warranties of the Loan Parties. Each of the Loan Parties hereby represents and warrants as follows: (a) The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of (or the requirement to create) any Lien under, or require any payment to be made under (1) any Contractual Obligation (including, without limitation, the Secured Notes Documents, the PBGC Documents and the Specified Guarantor Subordinated Debt Documents) to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, except where such conflict, breach or contravention could not reasonably be expected to have a Material Adverse Effect, or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Applicable Law, except where, in the case of this clause (iii), such violation could not reasonably be expected to have a Material Adverse Effect. (b) This Amendment has been duly executed and delivered by each Loan Party. This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party in accordance with its terms. (c) The Loan Parties, together with their Subsidiaries on a Consolidated basis, are Solvent. (d) Since December 31, 2024, there has not occurred any event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. (e) None of the Borrower’s or any Guarantor’s Organization Documents (including, without limitation, authorizing resolutions) attached to those certain Secretary’s Certificates delivered to the Administrative Agent on the Closing Date (or, in the case of the Guarantors that joined the Loan Documents on the Seventh Amendment Effective Date or on July 31, 2025, the Seventh Amendment Effective Date or July 31, 2025, as applicable) have been amended, modified, supplemented, revoked or rescinded since the Closing Date (or the Seventh Amendment Effective Date or July 31, 2025, as applicable), and all of such Organization Documents remain in full force and effect as of the date hereof. (f) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing. 6. Miscellaneous.

9 (a) Each of the Loan Parties hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Administrative Agent, the other Secured Parties, or their respective Related Parties, with respect to the Obligations, and that if any of the Loan Parties now has, or ever did have, any offsets, defenses, claims, or counterclaims against such Persons, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and each of the Loan Parties hereby RELEASES such Persons from any liability therefor. (b) The provisions of Section 11.18 (Electronic Execution; Electronic Records; Counterparts) of the Credit Agreement are hereby incorporated herein, mutatis mutandis. (c) This Amendment, the Credit Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuer, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. (d) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. (e) If any provision of this Amendment, the Credit Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment, the Credit Agreement and the other Loan Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (f) The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this Amendment and are not relying on any

10 representations or warranties of the Administrative Agent or the other Secured Parties or their respective counsel in entering into this Amendment. (g) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. [SIGNATURE PAGES FOLLOW]

Schedule I Guarantors Americon Equipment Services, Inc. Americon, LLC Babcock & Wilcox Construction Co., LLC Babcock & Wilcox Equity Investments, LLC Babcock & Wilcox Holdings, LLC Babcock & Wilcox International Sales and Service Corporation Babcock & Wilcox International, Inc. The Babcock & Wilcox Company Babcock & Wilcox Technology, LLC Diamond Operating Co., Inc. Diamond Power China Holdings, Inc. Diamond Power Equity Investments, Inc. Diamond Power International, LLC Sofco – EFS Holdings LLC Babcock & Wilcox SPIG, Inc. Babcock & Wilcox Canada Corp. Babcock & Wilcox New Energy Holdings, LLC Babcock & Wilcox Solar Energy, Inc. Babcock & Wilcox Chanute, LLC Babcock & Wilcox FPS Inc. Babcock & Wilcox Developments, LLC Massillon NG2H, LLC Wyoming C2H, LLC Mountaineer C2H, LLC Bayou B2H, LLC Allen-Sherman-Hoff, LLC Babcock & Wilcox IP Holdings, LLC 4431147.4